EX-99.g.1.d

AMENDMENT NO. 4, DATED February 23, 2012,
TO THE CUSTODY AGREEMENT DATED MARCH 18, 2009 BY AND BETWEEN THE
BANK OF NEW YORK MELLON (“BNY Mellon”) AND EACH SERIES OF THE EGA
EMERGING GLOBAL SHARES TRUST LISTED ON SCHEDULE II TO THE
AGREEMENT (THE “FUNDS”)

WHEREAS, the parties wish to amend the Custody Agreement:

NOW THEREFORE, the Funds and BNY Mellon hereby agree to amend the Custody Agreement as follows:

Schedule II to the Agreement is replaced with the attached Amended and Restated Schedule II

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first written above.

EGA EMERGING GLOBAL SHARES TRUST,
ON BEHALF OF EACH FUND LISTED ON
SCHEDULE II                                                                           THE BANK OF NEW YORK MELLON

By:                                                                By:
Name:                                                                           Name:
Title:                                                                           Title:

Schedule II to Custody Agreement
dated February 23, 2012

Funds	NYSE

Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	EEG
Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund	EBM
Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	EMT
Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund	ECG
Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund	ECN
Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund	ECON
Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	EEO
Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	EFN
Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund	EHK
Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund	EID
Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund	ETX
Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund	ETS
Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund	EUT
Emerging Global Shares INDXX India Infrastructure Index Fund	INXX
Emerging Global Shares INDXX China Infrastructure Index Fund	CHXX
Emerging Global Shares INDXX Brazil Infrastructure Index Fund	BRXX
Emerging Global Shares INDXX India Small Cap Index Fund	SCIN
Emerging Global Shares INDXX China Mid Cap Index Fund	CHMC
Emerging Global Shares INDXX Brazil Mid Cap Index Fund	BZMC
Emerging Global Shares INDXX Russia Small Cap Index Fund
Emerging Global Shares INDXX Thailand Small Cap Index Fund
Emerging Global Shares INDXX Malaysia Small Cap Index Fund
Emerging Global Shares INDXX South Africa Small Cap Index Fund
Emerging Global Shares INDXX Turkey Small Cap Index Fund
Emerging Global Shares INDXX India Consumer Index Fund
Emerging Global Shares INDXX India Financial Index Fund
Emerging Global Shares INDXX India Healthcare Index Fund
Emerging Global Shares INDXX India Energy Index Fund
Emerging Global Shares INDXX India Basic Materials Index Fund
Emerging Global Shares INDXX India Utilities Index Fund
Emerging Global Shares INDXX India Technology Index Fund
Emerging Global Shares INDXX India Industrials Index Fund
Emerging Global Shares INDXX India Telecom Index Fund
Emerging Global Shares INDXX Mexico Small/Mid Cap Index Fund
Emerging Global Shares INDXX Indonesia Small Cap Index Fund
Emerging Global Shares INDXX Emerging Markets Food and Agriculture Index Fund
Emerging Global Shares INDXX Emerging Markets High Income Low Beta Index Fund
Emerging Global Shares INDXX India High Income Low Beta Index Fund
Emerging Global Shares INDXX Brazil High Income Low Beta Index Fund
Emerging Global Shares INDXX China High Income Low Beta Index Fund
Emerging Global Shares INDXX Emerging Markets REIT Index Fund
Emerging Global Shares Nasdaq/OMX 100 China Index Fund
EGShares Beyond BRICS ETF
EGShares Beyond BRICs Emerging Asia Consumer ETF
EGShares Beyond BRICs Emerging Asia Infrastructure ETF
EGShares Beyond BRICs Emerging Asia Small Cap ETF
EGShares Emerging Markets Balanced Income ETF
EGShares Emerging Markets Consumer Small Cap ETF
EGShares Emerging Markets Domestic Demand ETF
EGShares Emerging Markets Real Estate ETF
EGShares India Consumer Goods ETF
EGShares Low Volatility China Dividend ETF
EGShares Low Volatility Brazil Dividend ETF
EGShares South Africa Small Cap ETF
EGShares Turkey Small Cap ETF